NET SALES	12 Months Ended
Dec. 31, 2022
Net Sales
NET SALES

6.	NET SALES

In compliance with the Federal Law 6,404/76, Company discloses the reconciliation between gross sales and net sales presented in the consolidated income statement. The values by each operational segment are disclosed in note 5 – Segment reporting:

	2022	2021	2020
Gross sales and/or services	125,907.2	110,162.7	85,221.2
Excise duty	(24,851.4)	(22,052.6)	(18,259.7)
Discounts	(21,347.0)	(15,255.8)	(8,582.5)
Total	79,708.8	72,854.3	58,379.0

At gross sales and/or services line, the Company recognizes the best estimate received or to be received regarding the products and services offered for its clients, according to note 3 (f) – Summary of significant accounting policies – Revenue recognition. Gross sales are disclosed before taxes and discounts.

The gross sales obtained by the Company, in general, are subject to the incidence of certain taxes and contributions, which are calculated and paid to fiscal authorities in accordance with current federal, municipal and state legislation, and do not result in equity increase for the Group. These taxes and contributions are deducted from gross sales and relate substantially to tax on transactions concerning the circulation of goods (“ICMS”), social integration program (“PIS”), contribution to social security financing (“COFINS”), tax on manufactured products (“IPI”) and tax on services of any nature (“ISSQN”) in Brazil. At December 31, 2022 the Company calculated R$1,245.8 million of fiscal incentives (R$1,048.3 million at December 31, 2021 and R$1,036.7 million at December 31, 2020), which are registered in the net revenue, in accordance with note 3 (y) – Summary of significant accounting policies – Tax incentives and subsidized loans.

The discounts and rebates are also deducted from the Company’s gross sales, in the terms disclosed in note 3 (f) – Summary of significant accounting policies – Revenue recognition.